UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 16, 2004


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         -------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure




[GRAPHIC OMITTED]

                                                                   Press Release


       Infowave Enters into Agreement for US$5.0 Million Private Placement

Vancouver,  British Columbia - February 16, 2004 - Infowave Software, Inc. (TSE:
IW) announced today it has entered into an agreement with two agents (collectively the "Agents") for a private placement offering of Units at a price of CDN$0.22 per Unit for gross subscription proceeds of up to CDN$6.5 million or approximately US$5.0 million. The Agents have agreed to offer the Units on a commercially reasonable efforts basis.

Each Unit shall consist of one common share and one half of one common share purchase warrant. Each whole warrant will entitle the holder to acquire one common share for a period of two years from the closing date at a price of CDN$0.29 per common share (the "Warrants").

The common shares and warrants comprising the Units will be subject to a four month hold period.

The use of proceeds will be for general working capital purposes and for incremental investment in sales, marketing and product development to support execution of the Company's business plan, with a focus upon the Company's telecommunications carrier wireless software products and services.

The Agents will be paid a cash commission equal to 7.5% of the gross proceeds from the offering and such number of agent's warrants (the "Agent's Warrants") equal to 10% of the number of Units sold under the offering. Each Agent's Warrant will entitle the Agents to acquire a unit at a price of CDN$0.29 per unit, with each unit comprised of one common share and one-half of a common share purchase warrant. These warrants shall be on the same terms as the Warrants, which comprise part of the Units. In addition, Infowave will issue 300,000 Units to the Agents as a corporate finance fee in connection with the offering.

The offered securities will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the securities in any jurisdiction.

The private placement is subject to receipt of all required regulatory approvals.

About Infowave Software

Infowave (TSX:IW) provides enterprises with scalable and robust mobile solutions for improving operational efficiency and increasing the productivity of mobile workers. Infowave's Wireless Business Engine provides companies with a single wireless software platform for fast, secure and reliable wireless access to e-mail, the Internet, corporate intranets and client-server applications. Infowave's configurable enterprise mobile application (EMA) suite, Telispark Mobile Enterprise, is designed to streamline and integrate business operations required by mobile workers. Infowave mobile solutions are sold directly and indirectly through telecommunications carriers, independent software vendors and systems integrator partners. Some of the world's most innovative organizations, including Hydro One, Shell Oil, Unilever and the U.S. Navy use Infowave solutions to increase the efficiency of their large mobile workforces. For more information, please email info@infowave.com or visit www.infowave.com.

Forward-Looking Statement

This press release contains statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements in this release include the ability to complete the proposed private placement on the terms announced, or at all, and is subject to a number of risks, uncertainties and other factors, such as the need to develop, integrate and deploy applications to meet our customer's requirements, the possibility of development or deployment difficulties or delays, the dependence on our customer's satisfaction with Infowave's software, its continued commitment to the deployment of the solution, the risks involved in developing software solutions and integrating them with third-party software and services and the other risks and uncertainties described in our Form 10-K filed with the United States Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



Contacts:

Investors:
George Reznik
Chief Financial Officer
604.473.3604
greznik@infowave.com

Media:
Leah Gabriel
Director,  Marketing and Corporate Communications
703-247-0553
lgabriel@infowave.com

[GRAPHIC OMITTED]

                                                                   Press Release


           Infowave Increases Amount of Private Placement Financing to
                                 CDN$8.0 Million

Vancouver,  British Columbia - February 18, 2004 - Infowave Software, Inc. (TSE:
IW) announced today that the total amount of the brokered unit private placement financing offering announced by it on February 16, 2004 has been increased from up to CDN$6.5 million or approximately US$5.0 million to up to CDN$8.0 million or approximately US$6.0 million at CDN$0.22 per unit. The additional incremental amount will be held in escrow and subject to Infowave shareholder approval at its Extraordinary Shareholder meeting to be held on March 25, 2004.

Each Unit shall consist of one common share and one half of one common share purchase warrant. Each whole warrant will entitle the holder to acquire one common share for a period of two years from the closing date at a price of CDN$0.29 per common share.

The common shares and warrants comprising the Units will be subject to a four month hold period.

The offered securities will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the securities in any jurisdiction.

The private placement is subject to receipt of all required regulatory approvals.

About Infowave Software

Infowave (TSX:IW) provides enterprises with scalable and robust mobile solutions for improving operational efficiency and increasing the productivity of mobile workers.

Infowave's Wireless Business Engine provides companies with a single wireless software platform for fast, secure and reliable wireless access to e-mail, the Internet, corporate intranets and client-server applications. Infowave's configurable enterprise mobile application (EMA) suite, Telispark Mobile Enterprise, is designed to streamline and integrate business operations required by mobile workers. Infowave mobile solutions are sold directly and indirectly through telecommunications carriers, independent software vendors and systems integrator partners. Some of the world's most innovative organizations, including Hydro One, Shell Oil, Unilever and the U.S. Navy use Infowave solutions to increase the efficiency of their large mobile workforces. For more information, please email info@infowave.com or visit www.infowave.com.

Forward-Looking Statement

This press release contains statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements in this release include the ability to complete the proposed private placement on the terms announced, or at all, and is subject to a number of risks, uncertainties and other factors, such as the need to develop, integrate and deploy applications to meet our customer's requirements, the possibility of development or deployment difficulties or delays, the dependence on our customer's satisfaction with Infowave's software, its continued commitment to the deployment of the solution, the risks involved in developing software solutions and integrating them with third-party software and services and the other risks and uncertainties described in our Form 10-K filed with the United States Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



Contacts:

Investors:                   Media:
George Reznik                Leah Gabriel
Chief Financial Officer      Director, Marketing and Corporate Communications
604.473.3604                 703-247-0553
greznik@infowave.com         lgabriel@infowave.com

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: February 18, 2004                 By: /s/ George Reznik
                                            ------------------------------------
                                            George Reznik, Chief Financial
                                            Officer